Exhibit 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                  July 30, 2004

PEI Holdings
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Credit Agreement, dated as of March 11, 2003 (the "Credit Agreement"), among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time a party thereto ("Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Required Lenders agree to amend the Credit Agreement in certain respects and Required Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower and Required Lenders hereby agree as follows:

            1. Amendment. The Credit Agreement is hereby amended by amending and restating the definition of "Adjusted EBITDA" contained in Section 1.01 of the Credit Agreement as follows:

            "Adjusted EBITDA" means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion, and amortization (including programming amortization), plus restructuring charges, plus non-cash expenses or losses or any other non-cash charges, and minus cash investments in programming (plus for purposes of calculating Adjusted EBITDA for any period ending between, and including, June 30, 2004 and March 31, 2005, the following items: (a) the amount paid to Logix Development Corporation pursuant to that certain Settlement Agreement dated February 18, 2004 not to exceed $8,500,000 and (b) the redemption premium incurred in connection with the repayment of certain bonds, not to exceed $3,850,000, each solely to the extent deducted in the determination of net income and not otherwise added back in the calculation of Adjusted EBITDA), all determined for Playboy and its Restricted Subsidiaries on a consolidated basis and in accordance with GAAP.

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            2. Scope. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

            3. Effectiveness. This First Amendment to Credit Agreement shall be effective on July 30, 2004 when executed by Required Lenders and Agent and agreed to by Borrower.

            4. Counterparts. This First Amendment to Credit Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            5. Governing Law. THIS FIRST AMENDMENT TO CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                              Very truly yours,

                                              BANK OF AMERICA, N.A., as Agent

                                              By /s/ Paul Folino
                                                --------------------------------
                                              Its Assistant Vice President
                                                  ------------------------------


                                              BANK OF AMERICA, N.A., as a Lender

                                              By /s/ Craig W. McGuire
                                                --------------------------------
                                              Its Vice President
                                                  ------------------------------


                                              LASALLE BANK NATIONAL ASSOCIATION,
                                              as a Lender

                                              By /s/ Kyle Freimuth
                                                --------------------------------
                                              Its Vice President
                                                  ------------------------------

ACKNOWLEDGED AND AGREED TO
THIS 29th DAY OF July, 2004:

PEI HOLDINGS, INC., as Borrower

By  Robert D. Campbell
  ------------------------------------
Its Treasurer
    ----------------------------------


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